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                             WHITEHALL LIMITED, INC.
                              a Florida corporation
               (formerly known as CAMBRIDGE UNIVERSAL CORPORATION)




                        INFORMATION STATEMENT PURSUANT TO

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                  RULE 15c2-11

















      The information set forth herein is intended to assist securities broker-dealers who are submitting or publishing quotations with respect to the publicly traded shares of common stock of WHITEHALL LIMITED, INC. (formerly known as CAMBRIDGE UNIVERSAL CORPORATION) in connection with the providing of current information concerning WHITEHALL LIMITED, INC. as set forth in paragraph
(a)(5) of Rule 15c2-11. Securities broker-dealers are reminded that subparagraph
(a) of the Rule also requires such securities broker-dealers publishing quotations to have in its records the documents and information required by paragraph (a), which documents and information are referred to in the Rule as the "paragraph (a) information". A copy of Rule 15c2-11 is included with this Information Statement.




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      The information presented below is intended to comply with the information providing requirements of United States Securities and Exchange Commission Rule 15c2-11. Unless otherwise indicated herein, the date of the information presented is July 1, 1999. The information is presented under roman numeral sections which correspond with the roman numeral information requirement sections of paragraph (a)(5) of the Rule.

i.     THE EXACT NAME OF THE ISSUER AND ITS PREDECESSORS (IF ANY):

       The exact corporate name of the issuer is WHITEHALL LIMITED, INC. WHITEHALL LIMITED, INC. is referred to in this Information Statement as "WHITEHALL". The previous corporate name of WHITEHALL was CAMBRIDGE UNIVERSAL CORPORATION and prior to the utilization of that name the issuer utilized the corporate names OTISCO CORPORATION, INCOME IMPACT INVESTMENTS, INC. and FINANCIAL FREEDOM ENTERPRISES, INC.

ii.    ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER:

       The issuer maintains its principal executive offices at 290 Cocoanut Avenue, Sarasota, Florida 34236.

iii.   STATE OF INCORPORATION:

       WHITEHALL was originally incorporated under the laws of the State of Colorado on July 12, 1988. Effective June 24, 1999, WHITEHALL adopted the provisions of the Florida Business Corporation Act and is now a corporate entity domesticated in Florida. At such time, WHITEHALL also changed its name from CAMBRIDGE UNIVERSAL CORPORATION to WHITEHALL LIMITED, INC. and effected a reverse three for one split of its outstanding common stock.

iv.    TITLE AND CLASS OF SECURITY:

       The only equity security of WHITEHALL which is outstanding is common stock.

v.     PAR VALUE OF THE SECURITY:

       The par value of the outstanding common stock of WHITEHALL is $.10.

vi. THE NUMBER OF SHARES OR TOTAL AMOUNT OF SECURITIES OUTSTANDING AS OF THE CLOSE OF THE MOST RECENT FISCAL YEAR OF THE ISSUER (MARCH 31, 1999):




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       As of the close of the most recent fiscal year of the Issuer (March 31,
       1999), there were outstanding 2,366,667 shares of common stock (as adjusted for the three for one reverse stock split effective June 24,
       1999). On such date, no other class of equity securities of the issuer was outstanding. As a result of the exchange transaction subsequently described herein, there are outstanding, as of the close of business on July 1, 1999, 8,862,043 shares of common stock. During the fiscal quarter ended June 30, 1998, WHITEHALL, pursuant to contractual arrangements, restored 18,500,000 shares of common stock (not adjusted for the reverse stock split) to the status of authorized but unissued shares. No consideration was paid by WHITEHALL to any person or entity in such transaction.

vii.   NAME AND ADDRESS OF TRANSFER AGENT:

       The transfer agent for the outstanding common stock of WHITEHALL is American Securities Transfer & Trust, Inc., 12039 West Alameda Parkway, Lakewood, Colorado 80228.

viii.  THE NATURE OF THE ISSUER'S BUSINESS:

       WHITEHALL will continue the business previously conducted by WHITEHALL HOMES II, INC. and affiliated entities (collectively the "Whitehall Entities" and the "Whitehall Business"). The operations of the Whitehall Entities were consolidated into WHITEHALL HOMES II, INC. during the first calendar quarter of 1999. The Whitehall Business was formed in 1985 with a primary emphasis in the development and marketing of moderately priced housing communities and single family homes in the Florida counties of Sarasota, Manatee and Charlotte, which are located in the Central West Coast of Florida. The principal of the Whitehall Entities is Ronald Mustari who presently serves as President and Chief Executive Officer of WHITEHALL. Mr. Mustari has approximately 30 years of home building experience.

       Developments undertaken by the Whitehall Entities include Forty-three West, Bradenton, Florida; Fairmont Park and Triangle Park, Oneco, Florida; Forty-three West, Sarasota, Florida; The Treetops at North 50, Manatee County, Florida; Whitehall Homes located in the Sarabay area of Bradenton, Florida; Forty-three Waterside Lane in Perico, Manatee County, Florida; and The Grove at Beekman Place, Sarasota, Florida. Currently, WHITEHALL, in the continuation of the business of the Whitehall Entities, is engaged in the development of the residential dwelling communities known as The Village at Beekman Place and The Estates at Beekman Place, both of which are located in the greater Sarasota, Florida metropolitan area; Governor's Green and Bermuda Club at the Plantation Golf & Country Club located in the





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       greater Venice, Florida metropolitan area; and Avalon at the Villages of
       Palm Aire located in the greater Sarasota, Florida metropolitan area. WHITEHALL offers home quality homes with custom features designed principally for the entry level or move up home buyer's market, as well as the retirement segment of the home buyers' market. Residences usually range in size from 1,200 to 3,500 square feet and have purchase prices ranging from $95,000 to $400,000. As a general practice, WHITEHALL endeavors to acquire developed building lots after all zoning and other governmental entitlements and approvals have been attained. By conducting business in this fashion, WHITEHALL believes that it can create finished residential dwellings and present same to the available market more quickly than if WHITEHALL engaged in the necessary land development activities in order to bring lots to a completely developed status. In conducting business on this basis, WHITEHALL utilizes and will continue to utilize lot options and similar contractual arrangements to secure adequate inventories of developed lots.

       WHITEHALL markets its residential dwelling inventories through commissioned employees and independent real estate brokers. Residential dwelling sales are typically conducted from sales offices located in furnished models used in each subdivision where WHITEHALL is active. WHITEHALL typically also builds a limited number of speculative homes in each residential subdivision in which it is active in order to enhance its marketing and sales activities.

ix.    THE NATURE OF PRODUCTS AND SERVICES OFFERED:

       SEE RESPONSE TO ITEM VIII. ABOVE.

x.     THE NATURE AND EXTENT OF THE ISSUER'S FACILITIES:

       The facilities of WHITEHALL are constituted by its inventory of residential dwellings under construction and in completed state, as well as its investment in land which is in various stages of development. WHITEHALL has a nominal investment in support equipment, including its executive headquarters, which it owns, office furniture and fixtures, construction equipment and vehicles. The pro forma consolidated statement of financial condition of WHITEHALL (which reflects the combination with WHITEHALL HOMES II, INC.) at March 31, 1999 indicates that WHITEHALL had approximately $3.99 million invested in land and development costs and approximately $3.43 million invested in homes under construction and furnished models.




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xi.    THE NAME OF THE CHIEF EXECUTIVE OFFICER AND MEMBERS OF THE BOARD OF
       DIRECTORS:

       See forth below are the members of the Board of Directors and officers of WHITEHALL at March 31, 1999:

              Harry Van Der Noord, Chairman of the Board of Directors

              Ronald Mustari, President, Chief Executive Officer and Director

              Robert Ground, Vice President, Secretary and Director

              Joanne Mustari, Treasurer and Chief Financial Officer

xii. THE ISSUER'S MOST RECENT BALANCE SHEET AND PROFIT AND LOSS AND RETAINED EARNINGS STATEMENTS:

       Included with this Information Statement are the pro forma consolidated statement of financial condition of WHITEHALL at March 31, 1999, the pro forma consolidated statement of income and expenses and retained earnings for the three month period ended March 31, 1999 and the pro forma consolidated statement of cash flows for the three months ended March 31, 1999, all of which pro forma consolidated statements reflect the exchange transaction which occurred between WHITEHALL and Ronald and Joanne Mustari effective January 1, 1999 and governed by transactional agreements dated June 17, 1999 whereby WHITEHALL exchanged 4,608,268 of its common shares for all of the issued and outstanding voting common stock of WHITEHALL HOMES II, INC. Such 4,608,268 shares of common stock of WHITEHALL have been issued to Ronald and Joanne Mustari, Husband and Wife, and such shares constitute 52% of WHITEHALL shares outstanding as of the close of business on July 1, 1999. To the knowledge of WHITEHALL, no other person beneficially owns 10% or more of the outstanding common stock of WHITEHALL.

xiii. INCLUDED WITH THIS INFORMATION STATEMENT ARE THE ANNUAL REPORTS ON FORM 10-SBK AS FILED BY THE ISSUER (THEN KNOWN AS FINANCIAL FREEDOM ENTERPRISES, INC.) FOR THE FISCAL YEARS ENDED MARCH 31, 1998 AND 1997.

xiv. AFFILIATION OF THE ISSUER WITH ANY BROKER OR DEALER OR ANY ASSOCIATED PERSON OF ANY BROKER OR DEALER:

       WHITEHALL is not affiliated with any broker or dealer or affiliated with any associated person of any broker or dealer.




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xv.    QUOTATION, PUBLICATION OR SUBMISSION ON BEHALF OF OTHER BROKERS OR
       DEALERS:

       To the best of the knowledge of WHITEHALL any quotation published or submitted by any broker or dealer engaged in market making or other transactions relating to WHITEHALL'S outstanding common stock are being made solely by such broker or dealer and not on behalf of any other broker or dealer.

xvi. QUOTATION, PUBLICATION OR SUBMISSION DIRECTLY OR INDIRECTLY FOR THE BENEFIT OF THE ISSUER OR ANY DIRECTOR, OFFICER OR ANY PERSON DIRECTLY OR INDIRECTLY THE BENEFICIAL OWNER OF MORE THAN 10% OF THE OUTSTANDING SHARES OF COMMON STOCK OF WHITEHALL:

       To the best of the knowledge of WHITEHALL, any submitted or published quotation relating to its outstanding freely tradeable common stock is not being submitted or published on behalf of WHITEHALL or any director or officer thereof or any person directly or indirectly the beneficial owner of more than 10% of the outstanding common stock of WHITEHALL.














                          END OF INFORMATION STATEMENT




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